EXHIBIT 13.3

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13A-16 OR 15D-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on May 20, 2003

                           CRUSADE MANAGEMENT LIMITED,
               as manager of the Crusade Global Trust No.1 of 2002
            --------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
             -------------------------------------------------------
                    (Address of principal executive offices)


     Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                          Form 20-F  [X]          Form 40-F  [ ]


         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                              Yes  [ ]               No   [X]


         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-________________________.

OTHER EVENTS

         On the Quarterly Payment Date falling on May 20, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").

FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2002, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                      as Trust Manager for the
                                      Crusade Global Trust No. 1 of 2002,
                                    --------------------------------------------
                                    (Registrant)



Dated: May 29, 2003                 By:   /S/  RODNEY CLARK
                                       -----------------------------------------
                                       Name:   Rodney Clark
                                       Title:  Senior Manager

EXHIBIT INDEX

-------  -----------------------------------------------------------------------
EXHIBIT  DESCRIPTION
-------  -----------------------------------------------------------------------

99.1     The Noteholders Report for the Quarterly Payment Date on May 20, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.1 OF 2002
                        COUPON PERIOD ENDING 20 MAY 2003

--------------------------------------------------------------------------------------------------------------------
USD NOTES
---------                 FV OUTSTANDING                                COUPON PAYMENTS    PRINCIPAL     CHARGE OFFS
                              (USD)         BOND FACTOR   COUPON RATE        (USD)       PAYMENTS (USD)     (AUD)
                          --------------    -----------   -----------   ---------------  --------------  -----------

CLASS A NOTES             578,501,459.02     65.738802%     1.50000%       2,335,811.03   51,380,167.14       0.00
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                          FV OUTSTANDING                                COUPON PAYMENTS     PRINCIPAL    CHARGE OFFS
                              (AUD)         BOND FACTOR   COUPON RATE         (AUD)      PAYMENTS (AUD)     (AUD)
                          --------------    -----------   -----------   ---------------  --------------  -----------

CLASS B NOTES              28,395,000.00    100.000000%      5.25890%        364,111.11           0.00        0.00
CLASS C NOTES              11,900,000.00    100.000000%      5.48890%        159,268.33           0.00        0.00
--------------------------------------------------------------------------------------------------------------------


                                                                     30Apr03
POOL SUMMARY                                                           AUD
------------                                                    ----------------
Outstanding Balance - Variable Rate Housing Loans                   910,923,645
Outstanding Balance - Fixed Rate Loans                              252,829,233
Number of Loans                                                           9,305
Weighted Average Current LVR                                              63.32%
Average Loan Size                                                       125,067
Weighted Average Seasoning                                            32 months
Weighted Average Term to Maturity                                    266 months

PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                           ----------------
Scheduled Principal Payments                                       9,127,029.18
Unscheduled Principal Payments                                    99,043,818.53
Redraws                                                            8,403,532.88

Principal Collections                                             99,767,314.83


TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                       ----------------
Principal Collections                                             99,767,314.83
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         99,767,314.83

Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                             99,767,314.83
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                           ----------------
Available Income                                                  21,181,141.12
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             21,181,141.12


REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                   ----------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00


CPR
----
                                          FEB-03     MAR-03     APR-03
                       1 MTH CPR          22.92%     26.30%     28.29%

ARREARS
-------                    % OF POOL
                          (BY BALANCE)
31 - 59 DAYS                  0.68%
60 - 89 DAYS                  0.28%
90+ DAYS                      0.18%
DEFAULTS                       Nil
LOSSES                         Nil



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